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                                  Morgan & Company
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                                  Chartered Accountants
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                                  P.O. Box 10007, Pacific Centre
                                  Suite 1730 - 700 West Georgia Street
                                  Vancouver, B.C. V7Y 1A1
                                  Telephone (604) 687-5841
                                  Fax (604) 687-0075
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         CONSENT OF MORGAN & COMPANY, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions
"Independent Public Accountants", and to the use of our report dated February 2, 2000 in the Registration Statement (Form SB-2) and the related Prospectus of Balsam Ventures, Inc.



Vancouver, B.C.                        /s/ Morgan & Company

March 20, 2000                         Chartered Accountants

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